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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 9, 2005

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                         THE BEAR STEARNS COMPANIES INC.
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            (Exact Name of Registrant as Specified in its Charter)

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         DELAWARE                File No. 1-8989              13-3286161
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification Number)
     of Incorporation)

                  383 Madison Avenue, New York, New York 10179
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 272-2000

                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

      On December 9, 2005, the Compensation Committee of the Board of Directors of The Bear Stearns Companies Inc. amended The Bear Stearns Companies Inc. Performance Compensation Plan (the "Plan") to increase base salary from $200,000 to $250,000 for each Senior Managing Director deemed to be a participant in the Plan, effective December 1, 2005.

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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE BEAR STEARNS COMPANIES INC.


                                     By: /s/ Jeffrey M. Farber
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                                         Jeffrey M. Farber
                                         Controller
                                         (Principal Accounting Officer)

Dated:   December 14, 2005